Morgan Stanley

Morgan Stanley Investment Management

Rights Offering

The Turkish Investment Fund, Inc.

A Limited Opportunity for Stockholders

Expires June 28, 2006, unless extended

Tune In to A Webcast With Paul Psaila and Eric Carlson

Paul Psaila

Executive Director and Portfolio Manager,

The Turkish Investment Fund, Inc.

Eric Carlson

Executive Director and Portfolio Manager,

The Turkish Investment Fund, Inc.

To learn more about this special rights offering—and potential investment opportunities in Turkey—tune in to our webcast. Go to www.morganstanley.com/im/turkishfund.

IMPORTANT DATES

Record Date

June 5, 2006

Subscription Period (Unless Extended)

June 8, 2006 to June 28, 2006

Expiration Date (Unless Extended)

June 28, 2006

*Contact your financial advisor for more information on the rights offering.

For more information, call the Information Agent at 800.868.1346 (stockholders) or 212.440.9800 (banks and brokers)

 (NOT PART OF THE PROSPECTUS)

Highlights of the Rights Offering

Overview

The Turkish Investment Fund, Inc. is conducting a rights offering—a limited opportunity for existing stockholders to acquire new shares of the Fund’s common stock.

The Turkish Investment Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on June 5, 2006 (the “Record Date”) non-transferable rights (“Rights”) entitling the holders of those Rights to subscribe for new shares of the Fund’s common stock. Record Date Stockholders will receive one Right for each share of the Fund’s common stock held on the Record Date. These Rights entitle the holders to purchase one new share of the Fund’s common stock for every four Rights held—at a discount to the market price. Furthermore, Record Date Stockholders who exercise all of their Rights will be entitled to request to purchase additional shares, subject to certain limitations and subject to allotment. The Fund’s outstanding common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “TKF.”

IMPORTANT NOTE:

This Rights Offering will expire at 5:00 p.m. New York time on June 28, 2006 (“Expiration Date”), unless extended. Your subscription must be received no later than the Expiration Date; rights may not be exercised thereafter.

Frequently Asked Questions

HOW IS THE RIGHTS OFFERING BENEFICIAL TO THE FUND AND ITS STOCKHOLDERS?

The Rights Offering affords existing stockholders three key benefits:

•

it increases the Fund assets available for new investment opportunities;

•

it provides stockholders with the opportunity to buy shares at a discount to the market price; and

•

any additional proceeds it generates may help reduce the Fund’s expense ratio and enhance share liquidity

Increased assets for investment

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment. An increase in the Fund’s assets available for investment better positions the Fund so that it can take advantage of attractive investment opportunities arising in Turkey’s securities markets. The Fund’s investment adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), believes that recent developments in the Turkish securities markets are promising and that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on its recent efforts to invest incremental portions of the Fund’s assets in attractive opportunities.

Shares available at a discount to the market price

This Rights Offering provides Record Date Stockholders the opportunity to purchase additional shares of the Fund's common stock at a price below the market price or at NAV. The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund’s common stock at the close of trading on the NYSE on the date on which the offer expires.

Additional proceeds may reduce expense ratio—and enhance share liquidity

The Fund's Board of Directors believes that offering additional shares will increase Fund assets available for investment, possibly resulting in a modest decrease in the Fund’s expenses (as a percentage of average net assets). Such a decrease typically occurs when the fixed costs of a fund can be spread over a larger asset base. The issuance of additional shares may also result in improved liquidity of the Fund’s shares on the NYSE and may increase the level of market interest in the Fund.

CAN I SUBSCRIBE FOR MORE SHARES THAN MY RIGHTS ENTITLE ME TO PURCHASE?

Yes. Record Date Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same discounted price. This over-subscription privilege (the “Over-Subscription Privilege”) makes shares not purchased by other stockholders available to those who wish to acquire more shares than their Rights entitle them to purchase. If sufficient remaining shares are not available after completion of the primary subscription to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among those Record Date Stockholders who take advantage of the Over-Subscription Privilege based on the number of Rights originally issued to them by the Fund.

MAY I SELL MY RIGHTS?

No. The rights are non-transferable.

HOW CAN I EXERCISE MY RIGHTS?

To exercise your Rights, contact your financial advisor, custodian or trust officer; they can forward your instructions on your behalf. If you do not have a financial advisor, custodian or trust officer, you should complete the Subscription Certificate and deliver it to the Subscription Agent, together with your payment, at one of the locations indicated on the Subscription Certificate or in the attached prospectus.

WHAT IS THE MANAGEMENT TEAM’S BACKGROUND?

The Fund is managed by the Morgan Stanley Emerging Markets Equity team. Team members include*: Executive Directors Paul Psaila, who joined the Adviser in 1994 and has 12 years of investment experience, and Eric Carlson, who joined the Adviser in 1997 and has 11 years of investment experience.

*Team members may change without notice from time to time.

HOW HAS THE FUND PERFORMED?

The Fund has posted strong absolute and relative returns in relation to its benchmark, Morgan Stanley Capital International (MSCI) Turkey Index, for the one-, three-, five- and ten-year periods based on NAV. On a three-year annualized basis, the Fund delivered 80.47% based on NAV, outperforming its benchmark by 2.33% on an annualized basis. Furthermore, for the 10-year period, the Fund delivered a 19.22% average annualized return based on NAV versus 14.07% return for the MSCI Turkey Index.

Please note returns cited above are based on NAV and not market price.

For more information on the Fund’s performance and the management team’s view on the markets, please go to www.morganstanley.com/im/turkishfund and view the webcast with Paul Psaila and Eric Carlson.

Average Annual Total Returns Based on NAV (%), as of March 31, 2006

The Turkish Investment

Benchmark: MSCI Turkey Index

Fund, Inc.

($US Adjusted)

YTD

8.15

6.23

1-Year

66.68

60.71

3-Year

80.47

78.14

5-Year

34.19

30.34

10-Year

19.22

14.07

Since Inception (12.05.1989)

7.50

7.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call your financial advisor. Investment returns and principal value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

Returns are compared to an unmanaged market index. Returns for less than one year are cumulative (not annualized). Returns do not reflect the effect of the issued rights associated with fund rights offerings, if any.

The MSCI Turkey Index is an unmanaged index of common stocks. The index is approximately 50% weighted in the financial sector. The Fund is allowed to invest no more than 25% of its assets in any one sector. Investors cannot invest directly in an index.

For more information, call the Information Agent at 800.868.1346 (stockholders) or 212.440.9800 (banks and brokers)

 (NOT PART OF THE PROSPECTUS)

Tune In to A Webcast With Paul Psaila and Eric Carlson

Paul Psaila

Executive Director and Portfolio Manager,

The Turkish Investment Fund, Inc.

Eric Carlson

Executive Director and Portfolio Manager,

The Turkish Investment Fund, Inc.

To learn more about this special rights offering—and potential investment opportunities in Turkey—tune in to our webcast. Go to www.morganstanley.com/im/turkishfund today.

PLEASE READ THE ATTACHED PROSPECTUS FOR MORE INFORMATION

Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. These Highlights of the Rights Offering should be read in conjunction with the attached prospectus relating to the Turkish Investment Fund, Inc. Rights Offering. The attached prospectus contains more detailed information, including risk factors about the Rights Offering. These Highlights of the Rights Offering are qualified in their entirety by reference to the information included in the attached prospectus. Additional copies of the prospectus may be obtained by contacting the Information Agent at 800.868.1346 (stockholders) or 212.440.9800 (banks and financial advisors). Read the prospectus carefully before investing or sending money.

THE FUND

The Fund's investment objective is to seek long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Turkish corporations. It is the policy of the Fund, under normal market conditions, to invest at least 80% of its net assets in equity securities of Turkish corporations. The balance of the Fund’s investments will be short-term in nature pending investment or reinvestment in Turkish equity securities and for working capital purposes, relating to expenses and distribution requirements, will be Dollar-and Lira-denominated debt securities consisting of investment-grade debt securities of U.S. issuers, obligations issued or guaranteed by the U.S. government, finance company or corporate commercial paper rated Prime-1 or Prime-2 by Moody’s Investors Service, Inc. or A-2 or better by Standard & Poor’s Corporation, and certificates of deposit and bankers’ acceptances of commercial banks regulated by U.S. federal or state authorities and Turkish government bonds, notes and treasury bills and certificates of deposit in Turkish banks.

DILUTION

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.

RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Equity. In general, equity securities’ values also fluctuate in response to activities specific to a company. Geographic concentration. Investing in securities of Turkish corporations involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange Lira for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f ) greater political, economic and social uncertainty. Furthermore, future actions of the Turkish Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in Turkey are different from U.S. standards and, therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in Turkey than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of Turkey. Unlisted securities. While the Fund expects primarily to invest in equity securities of publicly traded issuers, it may invest in unlisted equity securities to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Nondiversification. Because this fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the fund’s overall value to decline to a greater degree than a less concentrated portfolio. Small-cap stocks. Stocks of small-sized companies carry special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. Derivative instruments. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund's performance.

INFORMATION AGENT

Georgeson Shareholder Communications, Inc.

For more information, call the Information Agent at 800.868.1346 (stockholders) or 212.440.9800 (banks and brokers)

(NOT PART OF THE PROSPECTUS)